                                                                   EXHIBIT 10.26

CHANGE ORDER                                            OWNER                [X]
CONSTRUCTION MANAGER - ADVISER EDITION                  CONSTRUCTION MANAGER [X]
AIA Document G701/CMa - Electronic Format
                                                        ARCHITECT            [X]
                                                        CONTRACTOR           [X]
                                                        FIELD                [ ]
                                                        OTHER                [ ]

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

PROJECT:                                 CHANGE ORDER NO: One(1)
(Name and address)
Advanced Neuromodulation Systems, Inc.   INITIATION DATE: August 27, 2003
at Legacy Business Park                  PROJECT NOS.:
6901 Preston Rd.                         CONTRACT FOR: Shell, Core, and Site
Plano, TX 75024                                          Construction

                                         CONTRACT DATE: 30 April, 2003


TO CONTRACTOR:
(Name and address)
Rogers O'Brien Construction Co., Inc.
1901 Regal Row
Dallas, TX 75235

The Contract is changed as follows:

Revisions as shown on Plans and specifications dated May 23, 2003 and Addendum # 1 through #12, inclusive. (reference attached exhibit "A" for complete list of plans and specifications)

Revisions to GMP shall be in accordance with attached exhibit "B", estimate "GMP R1" dated August 27, 2003, and the associated pricing clarifications, also included as a part of exhibit "B"

NET ADD FOR ALL REVISIONS: ONE HUNDRED FIFTY THREE THOUSAND THREE HUNDRED SEVENTY SIX DOLLARS ($153,376)

NOT VALID UNTIL SIGNED BY THE OWNER, CONSTRUCTION MANAGER, ARCHITECT AND CONTRACTOR.

The original (Guaranteed Maximum Price) was                                       $ 7,811,128

Net change by previously authorized Change Orders                                 $         0

The (Guaranteed Maximum Price) prior to this Change Order was                     $ 7,811,128

The (Guaranteed Maximum Price) will be (increased) by this Change Order           $   153,376

The new (Guaranteed Maximum Price) including this Change Order will be            $ 7,964,504

The Contract Time will be (unchanged) by zero (-0-) days.

The date of Substantial Completion as of the date of this Change Order therefore is February 11, 2004

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

-------------------------
(C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292. AIA DOCUMENT G701/CMa - CHANGE ORDER - CONSTRUCTION MANAGER-ADVISER EDITION - 1992 EDITION - AIA(R)- WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: CO #1 g701cma.aia --12/10/2003. AIA License Number 1005237, which expires on 10/7/2004.

                                                 Electronic Format G701/CMa-1992

/s/ M. ROSAMOND                                 /s/ JOSEPH J. PATTI
------------------------------------            --------------------------------
CONSTRUCTION MANAGER                            ARCHITECT
KDC-Legacy, L.P.                                Good Fulton & Farrell

____________________________________            ________________________________
ADDRESS                                         ADDRESS
8411 Preston Rd.                                2808 Fairmount, Suite #300

Dallas, TX                                      Dallas, TX,75201
BY/s/ DATE 12.10.03                             BY DATE 12.30.03
/s/ PRESTON MCAFEE                              /s/ KENNETH HAWARI
------------------------------------            --------------------------------
CONTRACTOR                                      OWNER
Rogers O'Brien Construction Co., Inc.           Advanced Neuromodulation Systems

ADDRESS                                         ADDRESS

1901 Regal Row                                  6501 Windcrest, Suite #100
Dallas, TX 75235                                Plano, TX 75024

BY /s/ DATE 12/15/03                            BY DATE 1/7/04

                                                AS ITS EXECUTIVE VICE
                                                PRESIDENT AND GENERAL COUNSEL

(C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292. AIA DOCUMENT G701/CMa - CHANGE ORDER - CONSTRUCTION MANAGER-ADVISER EDITION - 1992 EDITION - AIA(R)- WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: CO #1 g701cma.aia --12/10/2003. AIA License Number 1005237, which expires on 10/7/2004.

                                                 Electronic Format G701/CMa-1992

                                   Exhibit "A"

                              ANS Corporate Campus

                        GMP List of Drawings and Addenda
                                    10/21/03

  Sheet #                      Description                   Issue Date  Addenda #1  Addenda #2  Addenda #3  Addenda #5
Index         DRAWING INDEX                                   04/10/03
C-1           COVER SHEET                                     04/10/03
Plat-1        PRELIMINARY REPLAT & CONVEYANCE PLAT            04/10/03
Plat-2        PRELIMINARY REPLAT & CONVEYANCE PLAT            04/10/03
Final Site-1  FINAL SITE PLAN                                 04/10/03
Final Site-2  FINAL SITE PLAN                                 04/10/03
C-2           GENERAL NOTES                                   04/10/03
C-3           DIMENSIONS CONTROL PLAN                         04/10/03
C-4           PAVING AND STRIPING PLAN                        04/10/03
C-5           RIGHT AND LEFT TURN PAVING PLAN                 04/10/03
C-6           GRADING PLAN                                    04/10/03
C-7           DRAINAGE AREA MAP                               04/10/03
C-8           STORM SEWER PLAN                                04/10/03
C-9           STORM SEWER PROFILES                            04/10/03
C-10          WATER AND SANITARY SEWER PLAN                   04/10/03
C-11          SANITARY SEWER PROFILES                         04/10/03
C-12          EROSION CONTROL PLAN                            04/10/03
C-13          EROSION CONTROL DETAILS                         04/10/03
C-14          TX DOT CURB INLET TYPE 1 DETAILS-SHEET 1 OF 2    NO DATE
C-15          TX DOT CURB INLET TYPE 1 DETAILS-SHEET 2 OF 2    NO DATE

S-101 B       OFFICE WING FOUNDATION PLAN - BOTTOM STEEL      04/10/03                                        04/25/03
S-101 T       OFFICE WING FOUNDATION PLAN - TOP STEEL         04/10/03                                        04/25/03
S-102         2ND FLOOR OFFICE WING FRAMING PLAN              04/10/03                                        04/25/03
S-103         ROOF OFFICE WING FRAMING PLAN                   04/10/03                                        04/25/03
S-104         PARTIAL FLOOR PLANS                                                                             04/25/03
S-101HB       HIGH BAY FOUNDATION PLAN                        04/10/03                                        04/25/03
S-102HB       HIGH BAY MEZZANINE FRAMING PLAN                 04/10/03                                        04/25/03
S-103HB       ROOF HIGH BAY FRAMING PLAN                      04/10/03                                        04/25/03
S-104HB       PARTIAL FRAMING PLANS                                                                           04/25/03
S-105         PARTIAL PLANS                                                                                   04/25/03
S-106         PARTIAL FRAMING PLANS                                                                           04/25/03
S-201         NOTES                                           04/10/03                                        04/25/03
S-202         NOTES                                           04/10/03                                        04/25/03
S-203         DETAILS                                         04/10/03                                        04/25/03
S-204         DETAILS                                         04/10/03                                        04/25/03
S-205         DETAILS                                         04/10/03                                        04/25/03
S-206         DETAILS                                         04/10/03                                        04/25/03
S-207         DETAILS                                         04/10/03                                        04/25/03
S-208         DETAILS                                         04/10/03                                        04/25/03
S-209         TILT PANEL ELEVATIONS                           04/10/03                                        04/25/03
S-301         STRUCTURAL SLAB DETAILS                         04/10/03                                        04/25/03
S-302         FOUNDATION DETAILS                                                                              04/25/03
S-303         FOUNDATION DETAILS                                                                              04/25/03
S-304         FOUNDATION SECTIONS
S-401         FRAMING CONNECTION DETAILS                                                                      04/25/03
S-402         FRAMING CONNECTION DETAILS                                                                      04/25/03
S-403         FRAMING CONNECTION DETAILS                                                                      04/25/03
S-404         FRAMING CONNECTION DETAILS                                                                      04/25/03

Sheet #                       Description                      Addenda #8  Addenda #9  Addenda #10  Addenda #11  Addenda #12
Index         DRAWING INDEX                                                 05/13/03     5/16/03                   6/12/03
C-1           COVER SHEET                                       05/09/03    05/13/03
Plat-1        PRELIMINARY REPLAT & CONVEYANCE PLAT              04/24/03
Plat-2        PRELIMINARY REPLAT & CONVEYANCE PLAT              04/24/03
Final Site-1  FINAL SITE PLAN                                    05/2003
Final Site-2  FINAL SITE PLAN                                    05/2003    05/13/03
C-2           GENERAL NOTES                                     05/09/03
C-3           DIMENSIONS CONTROL PLAN                           05/09/03
C-4           PAVING AND STRIPING PLAN                          05/09/03
C-5           RIGHT AND LEFT TURN PAVING PLAN                   05/09/03    05/13/03
C-6           GRADING PLAN                                      05/09/03
C-7           DRAINAGE AREA MAP                                 05/09/03
C-8           STORM SEWER PLAN                                  05/09/03
C-9           STORM SEWER PROFILES                              05/09/03    05/13/03
C-10          WATER AND SANITARY SEWER PLAN                     05/09/03
C-11          SANITARY SEWER PROFILES                           05/09/03
C-12          EROSION CONTROL PLAN                              05/09/03    05/13/03
C-13          EROSION CONTROL DETAILS                           05/09/03
C-14          TX DOT CURB INLET TYPE 1 DETAILS-SHEET 1 OF 2      NO DATE

C-15          TX DOT CURB INLET TYPE 1 DETAILS-SHEET 2 OF 2      NO DATE
S-101 B       OFFICE WING FOUNDATION PLAN - BOTTOM STEEL                                 4/25/03      5/23/03
S-101 T       OFFICE WING FOUNDATION PLAN - TOP STEEL                                    4/25/03      5/23/03
S-102         2ND FLOOR OFFICE WING FRAMING PLAN                                                      5/23/03
S-103         ROOF OFFICE WING FRAMING PLAN                                                           5/23/03
S-104         PARTIAL FLOOR PLANS HIGH BAY                                                            5/23/03
S-101HB       HIGH BAY FOUNDATION PLAN                                                   4/25/03      5/23/03
S-102HB       HIGH BAY MEZZANINE FRAMING PLAN                                                         5/23/03
S-103HB       ROOF HIGH BAY FRAMING PLAN                                                              5/23/03
S-104HB       PARTIAL FRAMING PLANS                                                                   5/23/03
S-105         PARTIAL PLANS                                                                           5/23/03
S-10S         PARTIAL FRAMING PLANS                                                                   5/23/03
S-201         NOTES                                                                      4/25/03      5/23/03
S-202         NOTES                                                                                   5/23/03
S-203         DETAILS                                                                    4/25/03      5/23/03
S-204         DETAILS                                                                                 5/23/03
S-205         DETAILS                                                                                 5/23/03
S-206         DETAILS                                                                                 5/23/03
S-207         DETAILS                                                                                 5/23/03
S-208         DETAILS                                                                                 5/23/03
S-209         TILT PANEL ELEVATIONS                                                                   5/23/03
S-301         STRUCTURAL SLAB DETAILS                                                    4/25/03      5/23/03
S-302         FOUNDATION DETAILS                                                         4/25/03      5/23/03
S-303         FOUNDATION DETAILS                                                         4/25/03      5/23/03
S-304         FOUNDATION SECTIONS                                                                     5/23/03
S-401         FRAMING CONNECTION DETAILS                                                              5/23/03
S-402         FRAMING CONNECTION DETAILS                                                              5/23/03
S-403         FRAMING CONNECTION DETAILS                                                              5/23/03
S-404         FRAMING CONNECTION DETAILS                                                              5/23/03

                                   Exhibit "A"

                              ANS Corporate Campus

                        GMP List of Drawings and Addenda
                                    10/21/03

  Sheet #                  Description                                Issue Date  Addenda #1  Addenda #2  Addenda #3  Addenda #5
AS-101    ARCHITECTURAL SITE PLAN
A-001     CODE REVIEW SHEET
A-002     CODE REVIEW SHEET
A-003     CODE REVIEW SHEET
A-104     ENLARGED MAIN ENTRY PLANS
A-105     1ST FLOOR OFFICE WING PLAN (CHANGED TO A-101)                04/10/03                            04/22/03
A-106     2ND FLOOR OFFICE WING PLAN (CHANGED TO A-102)                04/10/03    04/15/03
A-106HB   1ST FLOOR AND MEZZANINE HIGH BAY PLAN (CHANGED TO A-101HB)   04/10/03                            04/22/03
A-106HB   TOILET AND DOCK ENLARGED PLAN
A-107     OFFICE WING ROOF PLAN (CHANGED TO A-103)                     04/10/03
A-107HB   HIGH BAY ROOF PLAN (CHANGED TO A-107HB)                      04/10/03
A-108     ENLARGED REFLECTED CEILING PLAN                              04/10/03
A-108HB   ENLARGED REFLECTED CEILING PLAN                              04/10/03
A-109     ENLARGED REFLECTED CEILING PLAN                              04/10/03
A-110     OFFICE WING CORE RCP
A-110     ENLARGED STAIR PLAN (CHANGED TO A-107)                       04/10/03
A-111     OFFICE WING TOILET & ELEVATOR RCP
A-111     ENLARGED CORE PLAN (CHANGED TO A-105)                        04/10/03
A-111HB   TOILET AND DOCK RCP
A-112     STAIR RCP
A-112     ENLARGED CORE PLAN (CHANGED TO A-106)                        04/10/03
A-113     OFFICE WING CORE FINISH PLANS
A-114     OFFICE WING TOILET & ELEVATOR FINISH PLANS
A-114HB   TOILET & DOCK FINISH PLANS
A-115     STAIR 1 FINISH PLANS
A-201     OFFICE WING EXTERIOR ELEVATIONS                              04/10/03                                        04/25/03
A-202     HIGH BAY EXTERIOR ELEVATIONS                                 04/10/03                                        04/25/03
A-301     BUILDING SECTIONS                                            04/10/03
A-302     WALL SECTIONS                                                04/10/03
A-303     WALL SECTIONS                                                04/10/03
A-304     WALL SECTIONS - HIGHBAY
A-311     SECTION DETAILS
A-312     SECTION DETAILS
A-401     ENLARGED EXTERIOR ELEVATIONS                                 04/10/03                                        04/25/03
A-402     ENLARGED EXTERIOR ELEVATIONS                                                                                 04/25/03
A-403     ENLARGED EXTERIOR ELEVATIONS                                                                                 04/25/03
A-404     ENLARGED EXTERIOR ELEVATIONS
A-405     ENLARGED EXTERIOR ELEVATIONS
A-501     PLAN AND SECTION DETAILS                                     04/10/03
A-502     PLAN DETAILS
A-503     DETAILS
A-601     TYPICAL BATHROOM DETAILS                                     04/10/03
A-602     DOOR & FRAME SCHEDULE/ELEVATIONS/DETAILS
A-503     DOOR & FRAME DETAILS

MH101     1ST FLOOR OFFICE MECHANICAL
MH101HB   1ST FLOOR HIGHBAY MECHANICAL
MH102     2ND FLOOR OFFICE MECHANICAL
MH103     ROOF PLAN OFFICE MECHANICAL

Sheet #                    Description                                Addenda #8  Addenda #9  Addenda #10  Addenda #11  Addenda #12
AS-101    ARCHITECTURAL SITE PLAN                                                                           5/23/03
A-001     CODE REVIEW SHEET                                                                                 5/23/03
A-002     CODE REVIEW SHEET                                                                                 5/23/03
A-003     CODE REVIEW SHEET                                                                                 5/23/03
A-104     ENLARGED MAIN ENTRY PLANS                                                                         5/23/03
A-105     1ST FLOOR OFFICE WING PLAN (CHANGED TO A-101)                                       5/16/03       5/23/03
A-106     2ND FLOOR OFFICE WING PLAN (CHANGED TO A-102)                                       5/16/03       5/23/03
A-106HB   1ST FLOOR AND MEZZANINE HIGH BAY PLAN (CHANGED TO A-101HB)                          5/16/03       5/23/03      6/12/03
A-106HB   TOILET AND DOCK ENLARGED PLAN                                                                     5/23/03      6/12/03
A-107     OFFICE WING ROOF PLAN (CHANGED TO A-103)                                                          5/23/03
A-107HB   HIGH BAY ROOF PLAN (CHANGED TO A-107HB)                                                           5/23/03
A-108     ENLARGED REFLECTED CEILING PLAN
A-108HB   ENLARGED REFLECTED CEILING PLAN
A-109     ENLARGED REFLECTED CEILING PLAN
A-110     OFFICE WING CORE RCP                                                                              5/23/03
A-110     ENLARGED STAIR PLAN (CHANGED TO A-107)                                                            5/23/03
A-111     OFFICE WING TOILET & ELEVATOR RCP                                                                 5/23/03
A-111     ENLARGED CORE PLAN (CHANGED TO A-105)                                                             5/23/03
A-111HB   TOILET AND DOCK RCP                                                                               5/23/03
A-112     STAIR RCP                                                                                         5/23/03
A-112     ENLARGED CORE PLAN (CHANGED TO A-106)                                                             5/23/03
A-113     OFFICE WING CORE FINISH PLANS                                                                     5/23/03
A-114     OFFICE WING TOILET & ELEVATOR FINISH PLANS                                                        5/23/03
A-114HB   TOILET & DOCK FINISH PLANS                                                                        5/23/03
A-115     STAIR 1 FINISH PLANS                                                                              5/23/03
A-201     OFFICE WING EXTERIOR ELEVATIONS                                                                   5/23/03
A-202     HIGH BAY EXTERIOR ELEVATIONS                                                                      5/23/03
A-301     BUILDING SECTIONS                                                                                 5/23/03
A-302     WALL SECTIONS                                                                                     5/23/03
A-303     WALL SECTIONS                                                                                     5/23/03
A-304     WALL SECTIONS - HIGHBAY                                                                           5/23/03
A-311     SECTION DETAILS                                                                                   5/23/03
A-312     SECTION DETAILS                                                                                   5/23/03
A-401     ENLARGED EXTERIOR ELEVATIONS                                                                      5/23/03
A-402     ENLARGED EXTERIOR ELEVATIONS                                                                      5/23/03
A-403     ENLARGED EXTERIOR ELEVATIONS                                                                      5/23/03
A-404     ENLARGED EXTERIOR ELEVATIONS                                                                      5/23/03
A-405     ENLARGED EXTERIOR ELEVATIONS                                                                      5/23/03
A-501     PLAN AND SECTION DETAILS                                                                          5/23/03
A-502     PLAN DETAILS                                                                                      5/23/03
A-503     DETAILS                                                                                           5/23/03
A-601     TYPICAL BATHROOM DETAILS                                                                          5/23/03
A-602     DOOR & FRAME SCHEDULE/ELEVATIONS/DETAILS                                                          5/23/03
A-503     DOOR & FRAME DETAILS                                                                              5/23/03

MH101     1ST FLOOR OFFICE MECHANICAL                                                                       5/23/03
MH101HB   1ST FLOOR HIGHBAY MECHANICAL                                                                      5/23/03
MH102     2ND FLOOR OFFICE MECHANICAL                                                                       5/23/03
MH103     ROOF PLAN OFFICE MECHANICAL                                                                       5/23/03

                                   Exhibit "A"

                              ANS Corporate Campus

                        GMP List of Drawings and Addenda
                                    10/21/03

  Sheet #                   Description                                Issue Date  Addenda #1  Addenda #2  Addenda #3  Addenda #5
MH103HB    ROOF PLAN HIGHBAY MECHANICAL
M501       DETAILS
M601       SCHEDULES
M202A                                                                                           04/16/03
M202B                                                                                           04/16/03
M203       2ND FLOOR OFFICE WING PLAN - MECHANICAL (CHANGED TO MH102)   04/10/03
M204       2ND FLOOR HIGH BAY PLAN - MECHANICAL                         04/10/03
PP-100     UNDERFLOOR OFFICE PLUMBING
PP-100HB   UNDERFLOOR HIGH-BAY PLUMBING
PP-101     1ST FLOOR OFFICE WING PLAN - PLUMBING
PP-101HB   1ST FLOOR HIGH-BAY PLUMBING
PP-102     2ND FLOOR OFFICE WING PLAN - PLUMBING
PP-103     ROOF PLAN OFFICE PLUMBING
PP-103HB   ROOF PLAN HIGHBAY PLUMBING
P-201      1ST FLOOR OFFICE WING PLAN - PLUMBING (CHANGED TO PP101)     04/10/03
P-202      1ST FLOOR HIGH BAY PLAN - PLUMBING (CHANGED TO PP101HB)      04/10/03
P-203      2ND FLOOR OFFICE WING PLAN - PLUMBING (CHANGED TO PP-102)    04/10/03
P-401      ENLARGED PLAN - PLUMBING                                     04/10/03
P-501      SCHEDULES, DETAILS RISERS
P-601      RISER DIAGRAM - PLUMBING                                     04/10/03
P-701      SCHEDULES - PLUMBING (CHANGED TO P-501)                      04/10/03
ES101      SITE PLAN ELECTRICAL
ES102      SITE PLAN - PHOTOMETRIC
E-101      SITE PLAN - ELECTRICAL (CHANGED TO ES101)                    04/10/03
E-102      SITE PLAN - PHOTOMETRIC (CHANGED TO ES102)                   04/10/03
E-103      GROUNDING PLAN - ELECTRICAL                                  04/10/03
E-201      1ST FLOOR OFFICE WING PLAN - ELECTRICAL (CHANGED TO EP101)   04/10/03
E-202      1ST FLOOR HIGH BAY PLAN - ELECTRICAL (CHANGED TO EP101HB)    04/10/03
E-203      2ND FLOOR OFFICE WING PLAN - ELECTRICAL (CHANGED TO EP102)   04/10/03
E-205      ROOF PLAN - POWER (CHANGED TO EP103)                         04/10/03
E-301      1ST FLOOR OFFICE WING PLAN - LIGHTING (CHANGED TO EL101)     04/10/03
E-302      1ST FLOOR HIGH BAY PLAN - LIGHTING (CHANGED TO EL101HB)      04/10/03
E-303      2ND FLOOR OFFICE WING PLAN - LIGHTING (CHANGED TO EL102)     04/10/03
E-401      ENLARGED PLANS - ELECTRICAL                                  04/10/03
E-501      DETAILS
E-502      LEGEND & GENERAL NOTES
E-601      ONE LINE DIAGRAM - ELECTRICAL                                04/10/03
E-602      SCHEDULES
E-603      SCHEDULES
E-604      SCHEDULES
E-605      SCHEDULES
EP-100     UNDERFLOOR OFFICE POWER
EP-100HB   UNDERFLOOR HIGH-BAY POWER
EP101      1ST FLOOR OFFICE - POWER
EP101HB    1ST FLOOR HIGHBAY - POWER
EP102      2ND FLOOR OFFICE - POWER
EP103      ROOF PLAN OFFICE POWER
EP103HB    ROOF PLAN HIGHBAY POWER
EL101      1ST FLOOR OFFICE - LIGHTING
EL101HB    1ST FLOOR HIGHBAY - LIGHTING
LL102      2ND FLOOR OFFICE - LIGHTING

  Sheet #                   Description                                Addenda #8  Addenda #9  Addenda #10  Addenda #11  Addenda #12
MH103HB    ROOF PLAN HIGHBAY MECHANICAL                                                                       5/23/03
M501       DETAILS                                                                                            5/23/03
M601       SCHEDULES                                                                                          5/23/03
M202A
M202B
M203       2ND FLOOR OFFICE WING PLAN - MECHANICAL (CHANGED TO MH102)
M204       2ND FLOOR HIGH BAY PLAN - MECHANICAL
PP-100     UNDERFLOOR OFFICE PLUMBING                                                            5/16/03      5/23/03      6/12/03
PP-100HB   UNDERFLOOR HIGH-BAY PLUMBING                                                          5/16/03      5/23/03      6/12/03
PP-101     1ST FLOOR OFFICE WING PLAN - PLUMBING                                                              5/23/03
PP-101HB   1ST FLOOR HIGH-BAY PLUMBING                                                                        5/23/03      6/12/03
PP-102     2ND FLOOR OFFICE WING PLAN - PLUMBING                                                              5/23/03
PP-103     ROOF PLAN OFFICE PLUMBING                                                                          5/23/03
PP-103HB   ROOF PLAN HIGHBAY PLUMBING                                                                         5/23/03
P-201      1ST FLOOR OFFICE WING PLAN - PLUMBING (CHANGED TO PP101)
P-202      1ST FLOOR HIGH BAY PLAN - PLUMBING (CHANGED TO PP101HB)
P-203      2ND FLOOR OFFICE WING PLAN - PLUMBING (CHANGED TO PP-102)
P-401      ENLARGED PLAN - PLUMBING                                                                           5/23/03      6/12/03
P-501      SCHEDULES, DETAILS RISERS                                                                          5/23/03
P-601      RISER DIAGRAM - PLUMBING                                                                           5/23/03
P-701      SCHEDULES - PLUMBING (CHANGED TO P-501)
ES101      SITE PLAN ELECTRICAL                                                                               5/23/03
ES102      SITE PLAN - PHOTOMETRIC                                                                            5/23/03
E-101      SITE PLAN - ELECTRICAL (CHANGED TO ES101)
E-102      SITE PLAN - PHOTOMETRIC (CHANGED TO ES102)
E-103      GROUNDING PLAN - ELECTRICAL
E-201      1ST FLOOR OFFICE WING PLAN - ELECTRICAL (CHANGED TO EP101)
E-202      1ST FLOOR HIGH BAY PLAN - ELECTRICAL (CHANGED TO EP101HB)
E-203      2ND FLOOR OFFICE WING PLAN - ELECTRICAL (CHANGED TO EP102)
E-205      ROOF PLAN - POWER (CHANGED TO EP103)
E-301      1ST FLOOR OFFICE WING PLAN - LIGHTING (CHANGED TO EL101)
E-302      1ST FLOOR HIGH BAY PLAN - LIGHTING (CHANGED TO EL101HB)
E-303      2ND FLOOR OFFICE WING PLAN - LIGHTING (CHANGED TO EL102)
E-401      ENLARGED PLANS - ELECTRICAL                                                                        5/23/03
E-501      DETAILS                                                                                            5/23/03
E-502      LEGEND & GENERAL NOTES                                                                             5/23/03
E-601      ONE LINE DIAGRAM - ELECTRICAL                                                                      5/23/03
E-602      SCHEDULES                                                                                          5/23/03
E-603      SCHEDULES                                                                                          5/23/03
E-604      SCHEDULES                                                                                          5/23/03
E-605      SCHEDULES                                                                                          5/23/03
EP-100     UNDERFLOOR OFFICE POWER                                                              5/16/03       5/23/03
EP-100HB   UNDERFLOOR HIGH-BAY POWER                                                            5/16/03       5/23/03      6/12/03
EP101      1ST FLOOR OFFICE - POWER                                                                           5/23/03
EP101HB    1ST FLOOR HIGHBAY - POWER                                                                          5/23/03
EP102      2ND FLOOR OFFICE - POWER                                                                           5/23/03
EP103      ROOF PLAN OFFICE POWER                                                                             5/23/03
EP103HB    ROOF PLAN HIGHBAY POWER                                                                            5/23/03
EL101      1ST FLOOR OFFICE - LIGHTING                                                                        5/23/03
EL101HB    1ST FLOOR HIGHBAY - LIGHTING                                                                       5/23/03
ELL102     2ND FLOOR OFFICE - LIGHTING                                                                        5/23/03

                                   Exhibit "A"

                              ANS Corporate Campus

                        GMP List of Drawings and Addenda
                                    10/21/03

Sheet #                       Description                    Issue Date  Addenda #1  Addenda #2  Addenda #3  Addenda #5
L.01         LANDSCAPE PLAN
L.02         TREE PRESERVATION PLAN
LT.01        TREE PRESERVATION/RELOCATION PLAN
LC.01        LANDSCAPE NOTES AND LEGEND                       04/10/03
LC.02        LANDSCAPE MATERIALS SCHEDULE                     04/10/03
LG.01        LANDSCAPE GRADING - SITE                         04/10/03
LG.02        LANDSCAPE GRADING ENLARGEMENT
LG.03        LANDSCAPE GRADING ENLARGEMENT
LG.04        LANDSCAPE GRADING ENLARGEMENT
LG.05        LANDSCAPE GRADING ENLARGEMENT
LS.01        LANDSCAPE SITEWORK                               04/10/03
LS.02        LANDSCAPE SITEWORK ENLARGEMENTS                  04/10/03
LS.03        LANDSCAPE SITEWORK ENLARGEMENTS                  04/10/03
LS.04        LANDSCAPE SITEWORK ENLARGEMENTS                  04/10/03
LS.05        LANDSCAPE SITEWORK ENLARGEMENTS                  04/10/03
LS.06        LANDSCAPE SITEWORK ENLARGEMENTS
LS.07        LANDSCAPE SITEWORK ENLARGEMENTS
LS.08        LANDSCAPE SITEWORK ENLARGEMENTS
LSD.01       LANDSCAPE SITEWORK DETAILS                       04/10/03
LSD.02       LANDSCAPE SITEWORK DETAILS
LSD.03       LANDSCAPE SITEWORK DETAILS
LSD.04       LANDSCAPE SITEWORK DETAILS
LSD.O5       LANDSCAPE SITEWORK DETAILS
LSD.06       LANDSCAPE SITEWORK DETAILS
LP.01        LANDSCAPE PLANTING - SITE                        04/10/03
LPD.01       LANDSCAPE PLANTING - PLANTING SCHEDULE           04/10/03
LL-01        LANDSCAPE LIGHTING PLAN
LLD-01       LANDSCAPE LIGHTING DETAILS
ALT.01       LANDSCAPE ALTERNATE
ALT.02       LANDSCAPE ALTERNATE DETAILS
IR-01        IRRIGATION PLAN

ADDENDA #1   ADDENDA #1                                       04/15/03
ADDENDA #2   ADDENDA #2                                       04/16/03
ADDENDA #3   ADDENDA #3                                       04/22/03
ADDENDA #4   ADDENDA #4                                       04/24/03
ADDENDA #5   ADDENDA #5                                       04/25/03
ADDENDA #6   ADDENDA #6                                       04/29/03
ADDENDA #7   ADDENDA #7                                       05/09/03
ADDENDA #8   ADDENDA #8                                       05/09/03
ADDENDA #9   ADDENDA #9                                       05/15/03
ADDENDA #10  ADDENDA #10                                      05/16/03
ADDENDA #11  ADDENDA #11                                      05/30/03
ADDENDA #12  ADDENDA #12                                      06/12/03

Sheet #                       Description                      Addenda #8  Addenda #9   Addenda #10  Addenda #11  Addenda #12
                                                                 04/28/03   05/13/03                 5/23/03
L.01         LANDSCAPE PLAN                                      05/01/03   05/13/03                 5/23/03
L.02         TREE PRESERVATION PLAN                                         05/15/03
LT.01        TREE PRESERVATION/RELOCATION PLAN
LC.01        LANDSCAPE NOTES AND LEGEND                                                              5/23/03
LC.02        LANDSCAPE MATERIALS SCHEDULE                                                            5/23/03
LG.01        LANDSCAPE GRADING - SITE                                                                5/23/03
LG.02        LANDSCAPE GRADING ENLARGEMENT                                                           5/23/03
LG.03        LANDSCAPE GRADING ENLARGEMENT                                                           5/23/03
LG.04        LANDSCAPE GRADING ENLARGEMENT                                                           5/23/03
LG.05        LANDSCAPE GRADING ENLARGEMENT                                                           5/23/03
LS.01        LANDSCAPE SITEWORK                                                                      5/23/03
LS.02        LANDSCAPE SITEWORK ENLARGEMENTS                                                         5/23/03
LS.03        LANDSCAPE SITEWORK ENLARGEMENTS                                                         5/23/03
LS.04        LANDSCAPE SITEWORK ENLARGEMENTS                                                         5/23/03
LS.05        LANDSCAPE SITEWORK ENLARGEMENTS                                                         5/23/03
LS.06        LANDSCAPE SITEWORK ENLARGEMENTS                                                         5/23/03
LS.07        LANDSCAPE SITEWORK ENLARGEMENTS                                                         5/23/03
LS.08        LANDSCAPE SITEWORK ENLARGEMENTS                                                         5/23/03
LSD.01       LANDSCAPE SITEWORK DETAILS                                                              5/23/03
LSD.02       LANDSCAPE SITEWORK DETAILS                                                              5/23/03
LSD.03       LANDSCAPE SITEWORK DETAILS                                                              5/23/03
LSD.04       LANDSCAPE SITEWORK DETAILS                                                              5/23/03
LSD.O5       LANDSCAPE SITEWORK DETAILS                                                              5/23/03
LSD.06       LANDSCAPE SITEWORK DETAILS                                                              5/23/03
LP.01        LANDSCAPE PLANTING - SITE
LPD.01       LANDSCAPE PLANTING - PLANTING SCHEDULE
LL-01        LANDSCAPE LIGHTING PLAN                                                                 5/23/03
LLD-01       LANDSCAPE LIGHTING DETAILS                                                              5/23/03
ALT.01       LANDSCAPE ALTERNATE                                                                     5/23/03
ALT.02       LANDSCAPE ALTERNATE DETAILS                                                             5/23/03
IR-01        IRRIGATION PLAN                                                                         5/23/03

ADDENDA #1   ADDENDA #1
ADDENDA #2   ADDENDA #2
ADDENDA #3   ADDENDA #3
ADDENDA #4   ADDENDA #4
ADDENDA #5   ADDENDA #5
ADDENDA #6   ADDENDA #6
ADDENDA #7   ADDENDA #7
ADDENDA #8   ADDENDA #8
ADDENDA #9   ADDENDA #9
ADDENDA #10  ADDENDA #10
ADDENDA #11  ADDENDA #11
ADDENDA #12  ADDENDA #12

                                       ANS                          MAY 23, 2003

                        EXHIBIT "A" TO CHANGE ORDER ONE
                                 SPECIFICATIONS

                                  SECTION 00003

                                TABLE OF CONTENTS

                                                                            ORIGINAL ISSUE DATE   LATEST REVISION DATE
DIVISION 0 - BIDDING REQUIREMENTS, CONTRACT FORMS, AND CONDITIONS OF THE CONTRACT

00002      Project Directory                                                      4/10/03                 5/23/03
00003      Table of Contents                                                      4/10/03                 5/23/03
00850      Drawing Index                                                          5/23/03                 5/23/03
00900      Addenda

DIVISION 1 - GENERAL REQUIREMENTS

01010      Summary of the Work                                                    5/23/03
01019      Contract Considerations                                                5/23/03
01030      Alternates                                                             5/23/03
01039      Coordination and Meetings                                              5/23/03
01050      Field Engineering / Surveying                                          5/23/03                 5/23/03
01090      Reference Standards                                                    5/23/03
01300      Submittals                                                             5/23/03                 5/23/03
01310      Schedules and Reports                                                  5/23/03
01315      CPM Scheduling                                                         5/23/03                 5/23/03
01380      Construction Photographs                                               5/23/03                 5/23/03
01400      Quality Control                                                        5/23/03
01410      Testing Laboratory Services                                            5/23/03                 5/23/03
01500      Construction Facilities and Temporary Controls                         5/23/03                 5/23/03
01600      Material and Equipment                                                 5/23/03
01601      General Contractor's Request for Substitution Form                     5/23/03
01631      Product Substitutions                                                  5/23/03
01650      Starting of Systems                                                    5/23/03
01700      Contract Closeout                                                      5/23/03
01720      Project Record Documents                                               5/23/03
01730      Operating and Maintenance Data                                         5/23/03
01740      Warranties                                                             5/23/03                 5/23/03

DIVISION 2 - SITEWORK

02210      Excavating, Backfilling & Compacting for the Building Pad              5/23/03
02234      Tree Protection and Pruning                                            4/10/03                 5/23/03
02310      Grading                                                                4/10/03                 5/23/03
02316      Fill and Backfill                                                      4/10/03                 5/23/03
02362      Drilled Piers                                                          5/23/03
02630      Drainage and Subdrainage                                               4/10/03                 5/23/03
02751      Site Concrete Paving                                                   4/10/03                 5/23/03
02783      Concrete Pavers                                                        4/10/03                 5/23/03
02810      Landscape Irrigation System                                            4/10/03                 5/23/03
02870      Site Furnishings                                                       4/10/03                 5/23/03
02910      Soil Preparation                                                       4/10/03                 5/23/03
02921      Seeding                                                                4/10/03                 5/23/03
02923      Sodding                                                                4/10/03                 5/23/03
02930      Trees, Shrubs, Vines and Ground covers                                 4/10/03                 5/23/03
02935      Landscape Establishment for Ninety (90) Days                           4/10/03                 5/23/03

                           TABLE OF CONTENTS 00003 - 1

                                     ANS                            MAY 23, 2003

                         EXHIBIT "A" TO CHANGE ORDER ONE
                                 SPECIFICATIONS

DIVISION 3 - CONCRETE

03100      Concrete Formwork                                                      5/23/03
03200      Concrete Reinforcement                                                 5/23/03
03300      Cast-in-Place Concrete                                                 5/23/03
03470      Tilt-Up Precast Concrete                                               4/10/03                 5/23/03

DIVISION 4 - MASONRY

Not used.

DIVISION 5 - METALS

05100      Structural Steel                                                       5/23/03
05210      Steel Joists and Joist Girders                                         5/23/03
05300      Metal Decking                                                          5/23/03
05500      Metal Fabrications                                                     5/23/03
05505      Architectural Quality Fabrications                                     4/10/03                 5/23/03
05510      Metal Stairs - Enclosed Fire Exit Stairs                               5/23/03
05515      Metal Stair - Architecturally Exposed Assembly                         4/10/03                 5/23/03
05520      Handrails and Guards                                                   4/10/03                 5/23/03
05521      Exterior Handrails and Railings                                        4/10/03                 5/23/03
05720      Ornamental Glass Guard System                                          4/10/03                 5/23/03
05805      Expansion Joint Assemblies                                             5/23/03

DIVISION 6 - WOOD AND PLASTICS

06114      Wood Blocking and Curbing                                              5/23/03
06411      Laminate Clad Wood Cabinets                                            4/10/03

DIVISION 7 - THERMAL & MOISTURE PROTECTION

07130      Bentonite Waterproofing                                                5/23/03
07213      Batt Insulation                                                        5/23/03
07536      Modified Bitumen Roofing-Hot Asphalt Application                       4/10/03                 5/23/03
07620      Sheet Metal Flashing and Trim                                          5/23/03
07724      Roof Hatches                                                           5/23/03
07840      Firestopping                                                           5/23/03
07900      Joint Sealers                                                          4/10/03                 5/23/03

DIVISION 8 - DOORS AND WINDOWS

08001      Door Schedule                                                          4/16/03                 VOID
08111      Standard Steel Doors                                                   4/10/03                 5/23/03
08112      Standard Steel Frames                                                  4/10/03                 5/23/03
08125      Interior Alum. Doors & Door & Sidelight Framing                        5/23/03
08211      Flush Wood Doors                                                       4/10/03                 5/23/03

                           TABLE OF CONTENTS 00003 - 2

                                        ANS                         MAY 23, 2003

                         EXHIBIT "A" TO CHANGE ORDER ONE
                                 SPECIFICATIONS

08305      Access Doors - Walls and Ceilings / Soffits                            5/23/03
08331      Overhead Coiling Doors                                                 5/23/03
08410      Aluminum Entrances and Storefronts                                     4/10/03                 5/23/03
08710      Door Hardware                                                          4/10/03                 5/23/03
08800      Glazing                                                                4/10/03                 5/23/03
08830      Mirrors                                                                5/23/03
08920      Glazed Aluminum Curtain Wall                                           4/10/03                 5/23/03

DIVISION 9 - FINISHES

09111      Metal Stud Framing System                                              5/23/03
09206      Soffit Metal Furring and Lathing                                       4/10/03                 5/23/03
09220      Portland Cement Plaster                                                4/10/03                 5/23/03
09260      Gypsum Board Systems                                                   5/23/03
09306      Floor Tile                                                             4/10/03                 5/23/03
09307      Wall Tile                                                              4/10/03                 5/23/03
09511      Suspended Acoustical Ceilings                                          4/16/03                 5/23/03
09678      Resilient Wall Base & Accessories                                      5/23/03
09800      Special Coatings                                                       4/10/03                 5/23/03
09900      Painting                                                               4/10/03                 5/23/03
09901      Exterior Painting                                                      4/10/03                 5/23/03
09960      Wall Covering                                                          4/10/03                 5/23/03
09980      Sanitary Wall and Ceiling Panels                                       4/10/03                 5/23/03

DIVISION 10 - SPECIALTIES

10165      Plastic Laminate Toilet Compartments                                   4/10/03                 5/23/03
10350      Flagpoles                                                              4/10/03                 5/23/03
10426      Signage                                                                4/10/03                 5/23/03
10522      Fire Extinguishers, Cabinets and Accessories                           4/10/03                 5/23/03
10532      Aluminum Walkway Covers                                                4/22/03                 5/23/03
10800      Toilet and Bath Accessories                                            4/10/03                 5/23/03

DIVISION 11 - EQUIPMENT

11160      Dock Levelers                                                          4/10/03                 5/23/03
11165      Dock Bumpers                                                           4/10/03                 5/23/03

DIVISION 12 - FURNISHINGS

12512      Horizontal Louver Blinds                                               4/10/03                 VOID
12692      Floor Mats                                                             4/10/03                 5/23/03

DIVISION 13 - SPECIAL CONSTRUCTION

Not used.

DIVISION 14 - CONVEYING SYSTEMS

                           TABLE OF CONTENTS 00003 - 3

                                        ANS                         MAY 23, 2003

                         EXHIBIT "A" TO CHANGE ORDER ONE
                                 SPECIFICATIONS

14245      Hydraulic Elevators - Passenger                                        4/10/03                 5/23/03

DIVISION 15 - MECHANICAL

15000      Mechanical Basis of Design                                             4/10/03                  VOID
15010      General Requirements for Mechanical Work                               5/28/03
15050      Basis Mechanical Materials & Methods                                   5/28/03
15051      Cleaning and Pressure Testing                                          5/28/03
15100      Valves                                                                 5/28/03
15140      Supports and Anchors                                                   5/28/03
15240      Vibration Control                                                      5/28/03
15250      Insulation                                                             5/28/03
15330      Automatic Sprinkler System                                             5/28/03
15420      Plumbing Systems and Equipment                                         5/28/03
15440      Plumbing Fixtures & Trim                                               5/28/03
15782      Packaged Rooftop Cooling/Heating Units                                 5/28/03
15880      Air Distribution                                                       5/28/03
15950      Temperature Controls & Energy Mgt. System                              5/28/03
15990      Testing, Adjusting & Balancing                                         5/28/03

DIVISION 16 - ELECTRICAL

16000      Electrical Basis of Design                                             4/10/03                   VOID
16010      General Requirements for Electrical Work                               5/28/03
16050      Basic Electrical Material & Methods                                    5/28/03
16110      Systems of Raceways                                                    5/28/03
16120      Wires & Cables                                                         5/28/03
16140      Wiring Devices                                                         5/28/03
16190      Supporting Devices                                                     5/28/03
16323      Lighting & Distribution Transformers                                   5/28/03
16324      Distribution Transformers for"K-13" Non-Linear Loads                   5/28/03
16390      Electrical Power System Studies                                        5/28/03
16400      Transient Voltage Surge Suppression/Filter Syst.                       5/28/03
16401      Power Service Entrance (600 Volts & Below)                                                     5/28/03
16426-1    Switchboards - Fixed                                                   5/28/03
16440      Disconnect Switches - Heavy Duty                                       5/28/03
16450      Grounding                                                              5/28/03
16470      Panelboards                                                            5/28/03
16480      Motor & Control Wiring                                                 5/28/03
16486      Lighting Control System                                                5/28/03
16500      Lighting Fixtures                                                      5/28/03
16670      Lighting Protection                                                    5/28/03
16720      Intelligent Fire Alarm System                                          6/11/03
16950      Testing                                                                5/28/03

                            TABLE OF CONTENTS 00003-4

                                       ANS                          MAY 23, 2003

                        EXHIBIT "A" TO CHANGE ORDER ONE
                                 SPECIFICATIONS

                              END OF SECTION 00003

                           TABLE OF CONTENTS 00003 - 5

ANS (Advanced Neuromodulation Systems)                                   8/27/03
PLANO, TEXAS

                       CHANGE ORDER ONE (1) - EXHIBIT "B"

COST ANALYSIS                                            143181

                                                          GMP R1                                   COMMENTS
ITEM                    DESCRIPTION                  AUGUST 27, 2003
NO.                                                     143,181 SF        $/SF      GMP - GMPR1
             DIVISION 1 GEN. CONDITIONS
1     General Conditions                             $       253,641   $    1.77    $         -
2     Monument Sign Allowance                        $        12,000   $    0.08    $         -
3                                                                                   $         -
4            DIVISION II SITEWORK                                                   $         -
5                                                                                   $         -
6     Site Demolition                                $         8,408   $    0.06    $         -
7     Mass Excavation and Grading                    $       176,754   $    1.23    $         -
         Rock Check Dams                             $         1,200   $    0.01    $         -
         Slab Depression                             $           500   $    0.00    $         -
8     Site Concrete - Paving and Walks               $       450,182   $    3.14    $         -
9     Paver System at Grasscrete                     $        41,292   $    0.29    $         -
10    Pavement Markings                              $         6,724   $    0.05    $         -
11    Site Utilities                                 $       216,523   $    1.51    $         -
         Utility Inspection Fees                     $         5,700   $    0.04    $         -
         Concrete Encasement                         $         5,835   $    0.04    $         -

12    Miscellaneous Site Concrete                    $        69,818   $    0.49    $         -
         Header Curb                                 $             -   $       -    $ (9,350.00) To be included in Hardscape
                                                                                         Estimate if required
         Walks, Steps, and Walls                     $        22,520   $    0.16    $         -
13    Irrigation Sleeves                             $         4,500   $    0.03    $         -
14    Landscaping/Irrigation Allowance               $       375,000   $    2.62    $         -
15       Grass at Grasscrete                         $         5,500   $    0.04    $         -
16       Landscape/Irrigation repair                 $         5,000   $    0.03    $         -
         Tree Relocation and Protection              $         4,710   $    0.03    $         -
17       BB Court Surfacing and Goals                $        14,754   $    0.10    $ 14,754.00 Accepted Suggested Alternate # 1
18           DIVISION III CONCRETE                                                  $         -
19                                                                                  $         -
20    Concrete                                       $     1,131,502   $    7.90    $         -
         Mock-Up Panels                              $         5,578   $    0.04    $         -
         Slab Recess                                 $         1,250   $    0.01    $         -
         Rebar                                       $         3,595   $    0.03    $         -
         Pier Caps and Pilasters                     $         1,950   $    0.01    $         -
21       Casing Allowance                            $        50,000   $    0.35    $         -
22    Floor Sealer                                   $           255   $    0.00    $         -
23                                                                                  $         -
24           DIVISION V STRUCTURAL STEEL                                            $         -
25                                                                                  $         -
26    Structural/Miscellaneous Steel                 $       796,626   $    5.56    $         -
         Addendum #5                                 $        10,676   $    0.07    $         -
         Mezzanine Stair                             $         5,978   $    0.04    $         -
27    Miscellaneous Metal Installation               $         4,254   $    0.03    $         -
28    Monument Stair                                 $       100,000   $    0.70    $         -
29    Stair #1 and #3 Railing                        $        21,790   $    0.15    $         -
30    Interior Balcony Railing                       $        22,400   $    0.16    $         -
31    Exterior Balcony Railing                       $        24,360   $    0.17    $         -
32                                                                                  $         -
33           DIVISION VI ROUGH CARPENTRY                                            $         -
34                                                                                  $         -
35    Rough Carpentry                                $        12,148   $    0.08    $         -
36    Corian Countertops                             $        27,650   $    0.19    $         -
37                                                                                  $         -
38           DIVISION VII THERMAL & MOISTURE PRAT.                                  $         -
39                                                                                  $         -
40    RTU Screen Wall Panels                         $        28,000   $    0.20    $         -
41    Entry Canopy                                   $             -   $       -    $         -
42    Built-up Roofing                               $       349,010   $    2.44    $ 35,800.00 Accepted Suggested Alt # 6
                                                                                      (Torched Modified Roof)
         S.S. Overflow Scuppers                      $         9,610   $    0.07    $         -
43    Waterproof/Sealants                            $        33,647   $    0.23    $  3,520.00 Accepted Specified Alt. #3
                                                                                       (silicone joint sealant)
44                                                                                  $         -
45           DIVISION VIII DOOR AND WINDOWS                                         $         -
46                                                                                  $         -
47    Doors, Frames, Hardware                        $        55,117   $    0.38    $         -
48    Overhead Doors                                 $         8,068   $    0.06    $         -
49    Access Doors                                   $         1,000   $    0.01    $         -
50    Glass/Glazing                                  $       474,814   $    3.32    $ (2,453.00) Accepted Specified Alt #6 (glass
                                                                                       type C ilo A)
51                                                                                  $         -
52           DIVISION IX FINISHES                                                   $         -
53                                                                                  $         -
54    Plaster/EIFS                                   $        55,040   $    0.38    $         -
55    Drywall/Acoustical Ceilings                    $       308,362   $    2.15    $         -

ANS (Advanced Neuromodulation Systems)                                   8/27/03
PLANO, TEXAS

                       CHANGE ORDER ONE (1) - EXHIBIT "B"

COST ANALYSIS

                                                         143181
                                                         GMP R1                                   COMMENTS
ITEM                     DESCRIPTION                 AUGUST 27, 2003
NO.                                                    143,181 SF         $/SF       GMP-GMPR1
56    Terrazzo                                       $        12,000     $  0.08    $         -
57    Tile                                           $        43,940     $  0.31    $         -
58    Painting                                       $       155,347     $  1.08    $         -
59                                                                                  $         -
60          DIVISION X - SPECIALTIES                                                $         -
61                                                                                  $         -
62    Toilet Partitions                              $        18,000     $  0.13    $         -
63    Flagpoles                                      $         7,500     $  0.05    $         -
64    Interior Signage                               $         1,500     $  0.01    $         -
65    Fire Extinguishers/Cabinets                    $         6,519     $  0.05    $         -
66    Canopies                                       $        31,675     $  0.22    $         -
67    Toilet Accessories                             $        16,100     $  0.11    $         -
68                                                                                  $         -
69          DIVISION XI - EQUIPMENT                                                 $         -
70                                                                                  $         -
71    Loading Dock Equipment                         $         2,500     $  0.02    $         -
72                                                                                  $         -
73          DIVISION XII - FURNISHINGS                                              $         -
74                                                                                  $         -
75    Floor Mats                                     $         1,870     $  0.01    $         -
76                                                                                  $         -
77          DIVISION XIV - CONVEYANCE                                               $         -
78                                                                                  $         -
79    Elevators                                      $        31,950     $  0.22    $         -
80    Cab Finishes Allowance                         $        10,000     $  0.07    $         -
81                                                                                  $         -
82          DIVISION XV MECHANICAL AND PLUMBING                                     $         -
83                                                                                  $         -
84    Fire Protection                                $       128,800     $  0.90    $
85    Plumbing                                       $       263,603     $  1.84    $ (4,997.00) Accepted Suggested Alternate #10
                                                                                        (Standard Water Heaters)
86    HVAC                                           $       672,816     $  4.70    $         -
87        EMS Allowance                              $       125,000     $  0.87    $         -
88        Future Cafeteria R-I Allowance             $        20,000     $  0.14    $         -
89                                                                                  $         -
90          DIVISION XVI ELECTRICAL                                                 $         -
91                                                                                  $         -
92    Electrical                                     $       616,496     $  4.31    $         -
93        Future Cafeteria R-I Allowance             $        20,000     $  0.14    $         -
94                                                                                  $         -
95    SUBTOTAL                                       $     7,408,857     $ 51.74    $ 37,274.00
96    Building Permit                                $        44,835     $  0.31    $         -
97    ABC/AGC Fees                                   $         4,073     $  0.03    $     20.00
98    Subguard Adjustment                            $        25,000     $  0.17    $         -
99    Liability and Other Insurance                  $        37,336     $  0.26    $ (9,132.00) Adjust cost back to original
                                                                                       premium rates
100   Fee (3.25%)                                    $       244,403     $  1.71    $    915.00
101   Contingency                                    $       200,000     $  1.40    $         -
102
103   TOTALS                                         $     7,964,504     $ 55.63    $    29,077

                                                     $  7,811,128.00

                                                     $  7,964,504.00

                                                     $    153,376.00

Rogers-O'Brien Construction

                         EXHIBIT "B" TO CHANGE ORDER ONE
                                 CLARIFICATIONS
                               ANS OFFICE BUILDING

                           REVISED-SEPTEMBER 17, 2003

The following is a list of qualifications/scope of work to be included with this proposal.

         1.       Our proposal is contingent upon:

                  - Owner furnishing contractor evidence satisfactory to Contractor and its' surety of adequate interim financing for this project.

                  - Contract form and language mutually agreeable to Owner and Contractor.

                  - Bond forms and language mutually agreeable to Owner and Contractor.

         2. Unit prices and allowances presented below do not include contractor's mark-up.

         3.       Testing of materials is excluded.

         4.       Includes an allowance of $ 50,000 for casing of drilled piers.

         5. Price excludes all costs for impact fees; inspection fees; pro-rata charges; utility connection and/or meter fees, etc.; and all other such costs customarily paid for by the Owner.

         6. Price excludes cost impacts relative to damage, repairs, modification or relocation of any existing underground infrastructure and/or other concealed conditions not specifically shown on the project documents.

         7. Price excludes the removal, remediation, or transportation of any unknown contaminates on the job site.

 Miscellaneous

         -        Price includes Addenda #1 through #12.

         -        The following general allowances are included:

                  1. Monument Sign Allowance $12,000


General Conditions

         - This project is based on a construction schedule of 288 calendar days for shell building.

Earthwork

         - Building pad is included based on 9' of moisture conditioned sub-grade with a 8" lime stabilized cap at the High Bay Warehouse Building only. Building pad prep at the Office wing consists only of cut/fill to grade, scarify, and re-compact.

         -        Price excludes water injection.

12/10/2003

         -        Lime stabilization is excluded.

         - Strippings are stockpiled and re-used for backfill and topsoil. Includes approximately 2,750 CY of respread topsoil.

Pavement Markings

         -        Included as indicated on plans.

Site Utilities

         - All utility taps occur on the property side of project. Street demolition and/or road bores are excluded.

Landscaping and Irrigation

         -        Landscaping and irrigation allowance of $ 375,000 is included.

         -        Maintenance of landscaping and irrigation is excluded.

         - Bermuda sod and sandy loam backfill at "Grasscrete" firelane is included in the base bid.

Miscellaneous Site Work

         - Includes off-site median cut at Preston Road and Deceleration Lanes as indicated.

         - Excludes all paving upgrades. We assume the costs for this work is included in the Landscape/Irrigation Allowance.

         -        Excludes concrete bollards indicated on Landscape plans.

         -        Excludes 4" traffic buttons indicated on Landscape plans.

         -        Excludes costs for any outdoor recreational facilities. See
                  Alternates.

         - All site furnishings, including benches and trash receptacles, are excluded. It is assumed these items are furnished in landscape allowance.

Concrete Finishing

         -        Site concrete is included based on the following:

         -        Vehicular paving is included based on the civil plans.

         - Pedestrian walks are included as standard gray concrete based on the landscape site plan

         - We take exception to note #8 under "Slab on Grade" notes sheet S2.01. HBC has informed us that this requirement cannot be achieved without significant concrete mix design changes.

Structural Steel

         - All pricing included for ornamental railing at balconies and Stairs #1, #2, and #3 is included based on the IGMP plans dated April 25, 2003.

         -        Includes an allowance of $ 100,000 for open monument stair.
                  Includes a brushed finish for all stainless steel components.

         - Includes standard painted pipe railing system at stairs #1 and #3. Quality of work is equal to stairs at Intuit.

         - Includes breakroom exterior shade structure as indicated in Addendum #3.

         - Price excludes all guardrail requirements at the High Bay mezzanines.

12/10/2003

Architectural Woodwork

         - Includes 146 LF of corian counter tops at restrooms. Based on sections indicated in the IGMP plans dated April 25, 2003. Tops are based on Wilsonart Gibraltar, 1/2" thick solid surface tops.

         - Excludes millwork shown adjacent to Men's Restroom 105 between column lines 5 and 5.8.

Waterproofing

         - Sealants included at tiltwall panel joints and site expansion and control joints.

         -        Includes waterproofing at elevator pits.

         -        Includes floor sealer at Clean Room slab depression.

         - Excludes bituminous damproofing at foundation perimeter as indicated on detail 3/LSD.02.

Metal Wall Panels

         - Includes perforated, metal wall panels at all roof screens and circular feature above main lobby.

Roofing - Built-up

         - Roofing system includes a 4-ply built-up roof with polyiso-board insulation with a thermal transmission of R-30 at both the Office Wing and High Bay Wing.

         - Includes overflow scuppers based on an allowance of $ 525 (material only) per roof drain location.

Doors, Frames, Hardware

         -        Included as indicated on plans and specification.

         - Includes two (2) - 8'x10' overhead doors and one (1) 10' x 10' overhead door at the loading dock.

Glazing

         -        Included as specified.

         - Includes wide stile doors in lieu of medium stile due to specified lockset.

Plaster

         - Includes plaster soffit at main entry soffit and truck dock cover.

         -        Includes plaster at entry columns.

         -        Includes soffits at Stairs #1 and #3.

Drywall/Ceilings

         - Ceiling grid is included at office areas as specified, however, we assume the perimeter sheetrock will be installed prior to grid tie-in at perimeter.

         -        Perimeter furring, and insulation is included at Office Wing.

         - Ceiling grid and tile at the High Bay tenant areas is excluded.

Tile/Stone

         -        All tile included based on the thin-set method.

         - Restrooms to receive 3,800 SF of 12" x 12" porcelain floor tile, 950 LF of 4" x 12" bullnose base, and 1,290 SF of 12" x 12" wainscot at wet walls only.

12/10/2003

Flooring

         - All floor finishes at the main lobby, staff lobby, stairs, and miscellaneous core areas are excluded as specified.

Painting

         - Painting is included at the exterior face of the tilt wall panels based on a material and labor allowance of $ 1.50/SF of wall area.

         - Core areas are taped, bedded, and painted at core side only and taped and bedded at the tenant side.

         - All wall finishes at the main lobby, staff lobby, stairs, and miscellaneous core areas are excluded as specified.

         -        Excludes painting of exposed structure.

         - Multi-color paint finish at interior is excluded. None scheduled.

Specialties

         -        Includes floor mounted, overhead braced toilet partitions.

         - Includes fire extinguishers and cabinets as noted on sheet A-102 and A - 101 HB (6/12/03). We assume the 1st Floor Office requires the same quantity of extinguishers and cabinets as the 2nd Floor.

         - Includes an allowance of $ 1,500 for code required interior signage.

         - Includes three (3) ground mounted flagpoles. Excludes electric operation of internal halyard. This option not offered by the specified manufacturer.

Dock Equipment

         -        Price includes one dock leveler with related dock equipment.

Window Treatment

         - Blind pockets per detail 3/A501 are excluded. It is assumed this item is provided in the tenant finishes.

         -        Excludes all horizontal blinds.

Elevator

         - Includes one (1), 3,500# passenger elevator with cab finish allowance of $10,000.

Fire Protection Systems

         -        Fire protection system is included based on the following:

         - Design shall be in accordance with the requirements of NFPA #13,1999 and the City of Piano Fire Department for the following occupancies;

         - Office Area: Light Hazard. Upright brass sprinklers in 1" bushed outlets on exposed piping.

                  -        Production Area (CLEAN ROOM) : Ordinary Hazard.
                           PROVIDE CONNECTION ADJACENT TO CLEAN ROOM FOR INSTALLATION OF FIRE PROTECTION SYSTEM BY OTHERS. BRANCH LINES AND HEADS IN THIS AREA DELETED IN FGMP PRICING.

                  - Warehouse Area: Rack storage of Class I through IV commodities on standard pallets with 8 ft. aisles to a maximum storage height of 12'-0".

         - Pendant sprinklers dropped to the ceiling level are not allowed by the Piano Fire Dept. unless all of the ceiling tiles and lights are installed. The cost for dropping the heads is included in the base bid,

12/10/2003

                  however, this work may occur during the finish-out phase and must be coordinated to avoid remobilization costs.

         - No tenant finish is included except at the Entrance Lobby and Restrooms.

         - One (1) interior hose valve station is included at the warehouse area.

         - Proposal is based on an assumed minimum available water supply of 74 psi static, 70 psi residual with 1,200 gpm flowing at the connection to the city main.

         - No sprinklers are included at exterior canopies except the Loading Dock Canopy is to have sprinklers on an anti-freeze loop.

         - One wall mounted Fire Department Connection is included, located adjacent to the riser.

         - No special extinguishing systems, alarms or central station alarm is included.

         -        Excludes fire pump.

         - Excludes deluge system at windows located near the connector lobby. Windows will be protected by a water curtain supplied through the existing wet system.

Plumbing Systems

         -        Included as indicated on plans and specifications.

         -        Includes PVC in lieu of cast iron at all underground piping.

         -        Includes kitchen rough-in. See Alternates.

HVAC Systems

         -        Included as indicated on plans and specifications.

         -        Includes kitchen rough-in. See Alternates.

Electrical

         -        Included as indicated on plans and specifications.

         -        Includes kitchen rough-in. See Alternates.

         - Includes 52 metal halide lights at warehouse which are not shown on the plans. See Alternates.

Rogers-O'Brien Construction

                         EXHIBIT "B" TO CHANGE ORDER ONE
                                   ALTERNATES

                                       ANS

                         June 25, 2003 (revised 9/17/03)

SPECIFIED ALTERNATES

         1.       Provide concrete form liner Type "B" in lieu of Type "A". NO
                  CHANGE

         2.       Provide concrete form liner Type "C" in lieu of Type "A". NO
                  CHANGE

         3. Provide silicone exterior joint sealant in lieu of polyurethane. ADD $ 3,655 ACCEPTED

         4. Provide Stone Gray Duranar storefront mullion color in lieu of Asti Duranar Sunstorm. ADD $ 2,618 REJECTED

         5. Provide glass Type SG-B, Viracon in lieu of SG-A, Viracon. NO CHANGE REJECTED

         6. Provide glass Type SG-C, Guardian in lieu of SG-A, Viracon. DEDUCT $ 2,550 ACCEPTED

         7. Provide glass Type SG-E, Guardian in lieu of SG-D, Viracon NO CHANGE ACCEPTED

         8. Provide Asti Duranar curtainwall mullion color in lieu of Warm Silver Sunstorm. NO CHANGE REJECTED

         9. Provide Stone White Duranar curtainwall mullion color in lieu of Warm Silver Sunstorm. ADD $ 1,675 REJECTED

         10. Provide Louis Poulsen Type "B" light fixtures at 30' o.c. along Grasscrete firelane in lieu of Type "C" at 60' o.c. ADD $ 9,456 REJECTED

         11. Provide reconstituted stone concrete paving in lieu of integral colored concrete at Plaza. ADD $ 2,271 REJECTED

         12. Provide Endicott Medium Ironspot pavers in lieu of Pavestone Citystone II - Mesa pavers. ADD $ 524 TO BE INCLUDED IN FUTURE LANDSCAPE ALLOWANCE ADJUSTMENT

         13. Provide Endicott Dark Ironspot pavers in lieu of Pavestone Citystone II - White Marble pavers. DEDUCT $ 2,366 TO BE INCLUDED IN FUTURE LANDSCAPE ALLOWANCE ADJUSTMENT

         14. Provide fitness circuit training equipment as specified. ADD $ 7,882 DEFERRED

         15.      Provide Volleyball Court as specified. ADD $ 27,194 REJECTED

SUGGESTED ALTERNATES

         1.       Provide basketball court surfacing and goals. ADD $ 15,323
                  ACCEPTED

         2. Provide 12,000 SF of paving upgrade finish C.2 as specified. ADD $ 29,216 REJECTED

         3. Provide 3,000 SF of paving upgrade finish C.3 as specified. ADD $ 31,688 REJECTED

         4. Provide unit pavers at pedestrian walks and vehicular paving as specified. ADD $ 62,591 REJECTED

         5. Provide previously proposed, mopped modified bitumen roofing system in lieu of 4 ply built up roof. ADD $ 8,500 REJECTED

         6. Provide specified torched modified bitumen roofing system in lieu of 4 ply built up roof. ADD $ 37,180 ACCEPTED

         7. Provide the specified paint system in lieu of the allowance. DEDUCT $ 28,968 REJECTED

         8. Provide Energy Management System as specified in lieu of the allowance. DEDUCT $ 64,000 REJECTED

         9. Provide kitchen rough-in as specified in lieu of the allowance. DEDUCT $ 20,415 REJECTED

         10. Provide standard water heaters and expansion tanks in lieu of ASME rated. DEDUCT $ 5,190 ACCEPTED.

Rogers-O'Brien Construction

                         EXHIBIT "B" TO CHANGE ORDER ONE
                                   ALTERNATES

         11. Delete warehouse light fixtures specified in RFP but not shown on plans. DEDUCT $ 15,670 REJECTED

         12. Delete hose valve stations at warehouse if not required based on T.I. layout. DEDUCT $ 3,750 DEFERRED

         13. Delete backflow preventor if not required based on T.I. layout. DEDUCT $ 3,200 DEFERRED

         14. Delete manual standpipe system if not required based on T.I. layout. DEDUCT $ 9,000 DEFERRED

VALUE OF TENANT IMPROVEMENT WORK

1. Split system units and related work for Cold O. R.                  $ 21,500
2. Restrooms at Cold O. R.                                             $ 45,000
3. Locker Room restrooms.                                              $ 67,389
4. Fitness Room restrooms.                                             $ 66,447
5. Pump mezzanines at High Bay Warehouse.                              $  3,076
6. Storage mezzanines at High Bay Warehouse.                           $ 75,471
7. Ceiling grid labor and material                                     $ 48,000
8. Pre-stocked ceiling tile                                            $ 40,000
9. Interior code related signage                                       $  1,500
10.Testing and balancing                                               $ 20,000
11.2x4 parabolic fixtures stacked on the floor in office building      $ 38,086
12.2x4 parabolic fixtures stacked on the floor in the clean room
    support area                                                       $   5192
                                                                       --------
               Total                                                   $431,661

                                                                   EXHIBIT 10.27

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

                         1997 Edition -Electronic Format

                             AIA DOCUMENT A107-1997

Abbreviated Standard Form of Agreement Between Owner and Contractor for Construction Projects of Limited Scope Where the basis of payment is a STIPULATED SUM

AGREEMENT made as of the 25th day of June in the year 2003

(In words, indicate day, month and year)

BETWEEN the Owner:

Advanced Neuromodulation Systems, Inc.
6501 Windcrest Drive, Suite 100
Plano, Texas 75024
(Name, address and other information)

and the Contractor:
(Name, address and other information)
Performance Contracting, Inc.
2701 Gattis School Road, Bldg, D#100
Round Rock, TX 78664
Phone (512)341-2406
Fax (512)341-7824

The Project is:
(Name and location)

Medical Device Manufacturing Cleanroom for
Advanced Neuromodulation Systems, Inc.
at Legacy Business Park
Preston Road at Tennyson Drive
Plano, Texas 75024

The Architect is:
(Name, address and other information)
Class One Solutions, Inc.

The Owner and Contractor agree as follows.

ARTICLE 1 THE WORK OF THIS CONTRACT

         The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 2 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

         2.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

         Owner will cooperate with Contractor is scheduling all Work, including disconnections, reconnections, interruption of services and utilities, and similar matters. In the event

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: ans cleanroom.aia - 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         Owner requires Contractor to work outside of normal daytime business hours. Contractor shall be entitled to additional compensation for such overtime.

         (Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)'

         2.2 The Contract Time shall be measured from the date of commencement.

         2.3 The Contractor shall achieve Substantial Completion of the entire Work not later than days from the date of commencement, or as follows: February 29, 2004

         (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

         , subject to adjustments of this Contract Time as provided in the Contract Documents. (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

         The Contract Time is an essential element of the Contract. Failure to Substantially Complete the Work within the Contract Time will cause damage to the Owner, but such damage is difficult to establish. For each and every Calendar Day the Work shall remain uncompleted after February 29, 2004. the amount of $1,000 per Calendar Day will be assessed against the Contractor until Substantial Completion of the entire Work. Such amount shall be paid by the Contractor to the Owner upon demand and/or withheld by the Owner from amounts due the Contractor, as liquidated damages and not as a penalty: it being agreed by the Contractor and the Owner that such sum is a good faith, bona fide estimate of the amount of damages the Owner will sustain as a result of any such failure to timely complete the Work.

ARTICLE 3 CONTRACT SUM

         3.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Two Million Thirty-nine Thousand Two Hundred Sixty-five and no/100 Dollars ($ 2.039.265.00 ), subject to additions and deletions as provided in the Contract Documents. The Contract Sum is based upon 95% Design Documents prepared by Class One Solutions. Inc. If, after completion of the Design Documents, Contractor determines that the Contract Sum will change. Contractor will notify Owner of the anticipated change and obtain Owner's written approval for the change prior to proceeding any further with the Work.

         3.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

         (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires.)

         Alternate #1 through Alternate #14, as listed on the Contract
         Documents.

         3.3      Unit prices, if any, are as follows:

         N/A

ARTICLE 4 PAYMENTS

         4.1      PROGRESS PAYMENTS

         4.1.1 Based upon Applications for Payment submitted to the Owner by the Contractor, the Owner shall make progress payments on account of the Contract Sum, for the value of the Work properly completed less retainage of 5% of the total Application, to the Contractor as provided below and

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia - 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         elsewhere in the Contract Documents. The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

         4.1.2 Provided that an Application for Payment is received by the Architect not later than the 30th day of a month, the Owner shall make payment to the Contractor not later than the 30th day of the following month. If an Application for Payment is received by the Architect after the date fixed above, payment shall be made by the Owner not later than 30 days days after the Architect receives the Application for Payment.

         4.1.3. Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. (Insert rate of interest agreed upon, if any.)

         (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

         4.2      FINAL PAYMENT

         4.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

                  .1       the Contractor has fully performed the Contract
                  except for the Contractor's responsibility to correct Work as provided in Paragraph 17.2, and to satisfy other requirements, if any, which extend beyond final payment; and

                  .2       The Owner, or its representatives, have fully
                  inspected the Work and determined that the Work has been completed in accordance with the specifications, and the Work may be certified as meeting ISO 14644 Class 8 (16,800 square feet) and ISO Class 7 (3,200 square feet) clean room standards.

         4.2.2 The Owner's final payment, including any unpaid retainage to the Contractor shall be made as follow:

         Thirty days after Final Completion

ARTICLE 5 ENUMERATION OF CONTRACT DOCUMENTS

         5.1 The Contract Documents are listed in Article 6 and, except for Modifications issued after execution of this Agreement, are enumerated as follows:

         5.1.1 The Agreement is this executed 1997 edition of the Abbreviated Standard Form of Agreement Between Owner and Contractor, AIA Document A107-1997.

         5.1.2 The Supplementary and other Conditions of the Contract are those contained in the Design Documents prepared by Class One Solution, Inc. dated June 23, 2003, and are as follows:

         Document                 Title                       Pages

         See Exhibit "A" for Supplementary and other Conditions

         5.1.3 The Specifications are those contained in the Design Documents prepared by

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(C) 1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         Class One Solutions, Inc. dated as in Subparagraph 5.1.2, and are as follows: (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

         Section                Title                   Pages

         SEE Exhibit "A" for Specifications

         5.1.4 The Drawings are as follows, and are dated unless a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

         Number                 Title                   Pages

         See Exhibit "B" for list of Drawings.

         5.1.5    The Addenda, if any, are as follows:

         Number                 Date                    Pages

         Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 5.

         5.1.6 Other documents, if any, forming part of the Contract Documents are as follows: (List any additional documents which are intended to form part of the Contract Documents.)

         Pages 1 through 8 of the Contractor's Proposal, dated June 25. 2003, providing a 95% Design Documents Budget Proposal for the Work, as outlined in the Proposal.

GENERAL CONDITIONS

ARTICLE 6 GENERAL PROVISIONS

         6.1      THE CONTRACT DOCUMENTS

         The Contract Documents consist of this Agreement with Conditions of the Contract (General, Supplementary and other Conditions), Drawing, Specifications, Addenda issued prior to the execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

         6.2      THE CONTRACT

         The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind between the Owner and a Subcontractor or sub-subcontractor, between any persons or entities other than the Owner and Contractor.

         6.3      THE WORK

         The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations.

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(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT
D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         The Work may constitute the whole or a part of the Project.

         6.4      EXECUTION OF THE CONTRACT

         Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

         6.5 OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

         The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect's consultants are Instruments of Service through which the Work to be executed by the Contractor is described. The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect or the Architect's consultants. All copies of them, except the Contractor's record set, shall be returned or suitably accounted for to the Owner, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner. The Contractor, Subcontractors, sub-subcontractors and material or equipment suppliers are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's or Architect's consultants' copyrights or other reserved rights.

ARTICLE 7 OWNER

         7.1      INFORMATION AND SERVICES REQUIRED OF THE OWNER

         7.1.1 The Owner shall make surveys and a legal description of the site- available if required for the Work.

         7.1.2 The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

         7.1.3 Except for permits and fees which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for other necessary approvals, easements, assessments and charges required for the construction, use or occupancy of permanent structures or permanent changes in existing facilities.

         7.2      OWNER'S RIGHT TO STOP THE WORK

         If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents, or persistently fails to carry out the Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order is eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity.

         7.3      OWNER'S RIGHT TO CARRY OUT THE WORK

[LOGO]

(C) 1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT
D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         If the Contractor defaults or persistently fails or neglects to carry out the Work in accordance with the Contract Documents, or fails to perform a provision of the Contract, the Owner, after 10 days' written notice to the Contractor and without prejudice to any other remedy the Owner may have, may make good such deficiencies and may deduct the reasonable cost thereof, including Owner's expenses and compensation for the Architect's services made necessary thereby, from the payment then or thereafter due the Contractor.

ARTICLE 8 CONTRACTOR

         8.1      REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY
                  CONTRACTOR

         8.1.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 7.1.1, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions or inconsistencies in the Contract Documents; however, any errors, omissions or inconsistencies discovered by the Contractor shall be reported promptly to the Owner.

         8.1.1.2 Owner does not warrant the accuracy of any grades, elevations, dimensions, or locations given on any Drawings Specifications, or work installed by other contractors. Contractor shall verify applicable grades, elevations, dimensions, and locations prior to executing the Work. Errors due to the Contractor's failure to so verify such grades, elevations, dimensions, or locations shall be promptly rectified by the Contractor at no cost to the Owner

         8.1.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Owner, but it is recognized that the Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents.

         8.2      SUPERVISION AND CONSTRUCTION PROCEDURES

         8.2.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under the Contract. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall be fully and solely responsible for the jobsite safety thereof unless the Contractor gives timely written notice to the Owner that such means, methods, techniques, sequences or procedures may not be safe.

         8.2.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors.

         8.3      LABOR AND MATERIALS

         8.3.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work whether temporary or permanent and whether or not incorporated or to be incorporated in the Work. If the Work requires Owner to supply materials equipment or other property, then Owner warrants that such items shall be

[LOGO]

(C) 1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         fit for the use for which they were intended. If such items do not conform. Contractor shall notify Owner within a reasonable time after Contractor's notice of the nonconformance and Contractor may request additional compensation by change order.

         8.3.2 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

         8.3.3 The Contractor shall deliver, handle, store and install materials in accordance with manufacturers' instructions.

         8.3.4 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Owner and in accordance with a Change Order.

         8.4      WARRANTY

         The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will at Final Completion conform with the requirements of the Contract Documents and all Federal. State and/or Local regulations. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation or normal wear and tear and normal usage. The Contractor's warranty as to all Work, including repair or replacement of any defective materials or faulty workmanship shall extend for one year after the date of Final Completion of the Work. As a condition of Substantial Completion, the Contractor shall provide Owner a list of firms authorized to respond to Owner's request for immediate, emergency repair for warranty work affecting safety of persons or property. For all other warranty work, the Contractor shall commence performance of the warranty work within ten (10) days of Owner's written request therefor. In the event the Contractor fails to commence the warranty work within ten (10) days, and diligently pursue the Work to completion thereafter. Contractor authorizes Owner to proceed to have the defects repaired and to bill Contractor for all labor and materials, expenses and charges necessary for the repair or replacement. Contractor shall pay Owner's invoices for such work within ten (10) days of receipt of such invoices

         8.5      TAXES

         The Contractor shall pay sales, consumer, use and other similar taxes which are legally enacted when bids are received or negotiations concluded.

         8.6      PERMITS, FEES AND NOTICES

         8.6.1 The Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work.

         8.6.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work. The Contractor shall promptly notify the Architect and Owner if the Drawings and Specifications are observed by the Contractor to be at variance therewith. If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

[LOGO]

(C) 1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         8.7      SUBMITTALS

         8.7.1 The Contractor shall review for compliance with the Contract Documents, approve in writing and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness. The Work shall be in accordance with approved submittals.

         8.7.2 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents.

         8.8      USE OF SITE

         The Owner will prepare all Work areas so as to be acceptable for mobilization by Contractor. Contractor will not be called upon to start Work until sufficient areas are ready to ensure continued Work until job completion. The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

         Owner will provide at its expense sufficient storage space to Contractor, which is fully protective of materials and equipment furnished for the Work at the place of performance of the Work. Owner will provide at its expense all light, heat, power and water which is required by Contractor for performance of the Work in the custom and practice of Contractor's trade.

         Contractor shall, at Contractor's sole cost and expense, take all measures necessary to protect persons and property in or adjacent to the Project Work site.

         8.9      CUTTING AND PATCHING

         The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

         8.10     CLEANING UP

         The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus material.

         8.11     ROYALTIES, PATENTS AND COPYRIGHTS

         The Contractor shall pay all royalties and license fees; shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents, or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect, unless the Contractor has reason to believe that there is an infringement of patent or copyright and fails to promptly furnish such information to the Architect.

         8.12     ACCESS TO WORK

         The Contractor shall provide the Owner access to the Work in preparation and progress wherever located.

         8.13     INDEMNIFICATION

         8.13.1 To the fullest extent permitted by law and to the extent claims, damages, losses or expenses are not covered by Liability insurance purchased by the Contractor in accordance with the Contract Documents, the Contractor shall indemnify and hold harmless the Owner, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work,

[LOGO]

(C) 1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 8.13.

         8.13.2 In claims against any person or entity indemnified under this Paragraph 8.13 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Subparagraph
         8.13.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE 9

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(C) 1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects -1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         9.10     CLAIMS AND DISPUTES

         9.10.1 Claims, disputes and other matters in question arising out of or relating to this Contract, including those alleging an error or omission by the Architect but excluding those arising under Paragraph 15.2, and except those waived as provided for in Paragraph 9.11 and Subparagraphs 14.5.3 and 14.5.4, shall be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable proceedings by either party.

         9.10.2 If a claim, dispute or other matter in question relates to or is the subject of a mechanic's lien, the party asserting such matter may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the matter by mediation or by arbitration.

         9.10.3 The parties shall endeavor to resolve their disputes by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration but, in such event, mediation shall proceed in advance of arbitration or legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order.

         9.10.4 Claims, disputes and other matters in question arising out of or relating to the Contract that are not resolved by mediation, except matters relating to aesthetic effect and except those waived as provided for in Paragraph 9.11 and Subparagraphs 14.5.3 and 14.5.4, shall be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association and shall be made within a reasonable time after the dispute has arisen. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Except by written consent of the person or entity sought to be joined, no arbitration arising out of or relating to the Contract Documents shall include, by consolidation, joinder or in any other manner, any person or entity not a party to the Agreement under which such arbitration arises, unless it is shown at the time the demand for arbitration is filed that (1) such person or entity is substantially involved in a common question of fact or law, (2) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, (3) the interest or responsibility of such person or entity in the matter is not insubstantial, and (4) such person or entity is not the Architect or any of the Architect's employees or consultants. The agreement herein among the parties to the Agreement and any other written agreement to arbitrate referred to herein shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

         9.11     CLAIMS FOR CONSEQUENTIAL DAMAGES

         Notwithstanding anything in the Contract Documents to the contrary, neither party shall be liable for consequential, incidental, or indirect damages of any kind.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

ARTICLE 10 SUBCONTRACTORS

         10.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site.

         10.2 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner the names of the Subcontractors for each of the principal portions of the Work. The Contractor shall not contract with any Subcontractor to whom the Owner or Architect has made reasonable and timely objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor's Work. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

         10.3 Contracts between the Contractor and Subcontractors shall (1) require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by the terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor's Work, which the Contractor, by the Contract Documents, assumes toward the Owner and Architect, and (2) allow the Subcontractor the benefit of all rights, remedies and redress afforded to the Contractor by these Contract Documents.

ARTICLE 11 OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

         11.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under conditions of the contract identical or substantially similar to these, including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such claim as provided in Paragraph 9.10.

         11.2 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's activities with theirs as required by the Contract Documents.

         11.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH -RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

ARTICLE 12 CHANGES IN THE WORK

         12.1 The Owner, without invalidating the Contract, may order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly. Such changes in the Work shall be authorized by written Change Order signed by the Owner, and Contractor in advance, or by written Construction Change Directive signed by the Owner.

         12.2 The cost or credit to the Owner from a change in the Work shall be determined by mutual agreement of the parties or, in the case of a Construction Change Directive, by the Contractor's cost of labor, material, equipment, and reasonable overhead and profit.

         12.2.1 An Agreement on any Change Order shall constitute a final settlement of all matters relating to the change in the Work that is the subject of the Change Order, including, but not limited to, all direct and indirect costs associated with such change and any and all adjustments to the Contract Time. To the extent that a dispute arises between the Contractor and a Subcontractor, Sub-subcontractor, material supplier or equipment supplier over the terms of the Change Order, the Contractor is solely responsible for resolving this matter with the Subcontractor, Sub-subcontractor, material supplier or equipment supplier. Except where agreed to by the Owner in a valid Change Order, any increase in the amount payable to the Subcontractor, Sub-subcontractor, material supplier or equipment supplier shall be paid solely by Contractor and shall not be subject to reimbursement by the Owner.

         12.4 If concealed or unknown physical conditions are encountered at the site that differ materially from those indicated in the Contract Documents or from those conditions ordinarily found to exist, the Contract Sum and Contract Time shall be equitably adjusted.

         No adjustment in the Contract Time shall be permitted, however, in connection with a concealed or unknown condition that does not differ materially from those conditions disclosed or that reasonably should have been discovered by the Contractor's inspections, tests, reviews, and pre-construction investigation of the Project as required under the Contract Documents

ARTICLE 13 TIME

         13.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

         13.2 The date of Substantial Completion is the date certified by the Architect in accordance with Subparagraph 14.4.2.

         13.3 If the Contractor is delayed at any time in the commencement or progress of the Work by changes ordered in the Work, by the Owner, other subcontractors, architect and/or engineer, delays in transportation, shortages of raw materials, civil disorders, acts of government, either in its sovereign or contractual capacity, labor disputes or

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED ASA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D40L

This document has been approved and endorsed by The Associated General Contractors of America.

         shortages, vendor allocations, freight embargoes, fire, floods, epidemics, quarantine restrictions unusual delay in deliveries, abnormal adverse weather conditions not reasonably anticipatable, unavoidable casualties or any causes beyond the Contractor's control, or by other causes which the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner may determine, subject to the provisions of Paragraph
         9.10. Contractor shall be entitled to an equitable adjustment in the Contract Sum as a result of such delays, provided however. Contractor shall in no event be entitled to consequential, incidental, or indirect damages as a result of the delays.

ARTICLE 14 PAYMENTS AND COMPLETION

         14.1     APPLICATIONS FOR PAYMENT

         14.1.1 Payments shall be made as provided in Article 4 of this Agreement. Applications for Payment shall be in a form satisfactory to the Owner.

         14.1.2 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or other encumbrances adverse to the Owner's interests.

         14.2     APPLICATIONS FOR PAYMENT

         14.2.1

         14.2.2 The issuance of a - an Application for Payment will constitute a representation by the Contractor to the Owner, based on the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Contractor's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion. The issuance of an Application for Payment will further constitute a representation that the Contractor is entitled to payment in the amount Specified.

         14.2.3 The owner may withhold payment of an Application for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if the representations to the Owner required by Subparagraph
         14.2.2 cannot be made.

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997. ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. "Washington, D.C. 20006-5292

(C)  1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987 (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         to such extent as may be necessary to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 8.2.2, because of:

                  .1       defective Work not remedied;

                  .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

                  .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

                  .4 reasonable evidence that the Work has not been completed as represented in the Application for payment;

                  .5       damage to the Owner or another contractor;

                  .7 persistent failure to carry out the Work in accordance with the Contract Documents.

         14.2.4 When the above reasons for withholding payment are removed, payment will be made.

         14.3     PAYMENTS TO THE CONTRACTOR

         14.3.1 At each payment Contractor shall execute and deliver a release of lien in a form satisfactory to Owner. The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which each Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work, and secure a valid, executed unconditional lien release from same. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to sub-subcontractors in similar manner.

         14.3.2 The Owner shall have no obligation to pay or see to the payment of money to a Subcontractor except as may otherwise be required by law.

         14.3.3 A progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

         14.4     SUBSTANTIAL COMPLETION

         14.4.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use. Provided, however, that as a condition precedent to establishment of Substantial Completion, with respect to the Work performed by the Contractor, the Owner shall have received all certificates of occupancy and any other permits, approvals, licenses, or other documents from any governmental authority having jurisdiction over the Project and

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia - 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         necessary for the beneficial occupancy of the Project.

         14.4.2 When the Architect determines that the Work or designated portion thereof is substantially complete, the Architect will issue a Certificate of Substantial Completion which shall establish the date of Substantial Completion, which shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof

         14.5     FINAL COMPLETION AND FINAL PAYMENT

         14.5.1 Within 30-days of Substantial Completion the Contractor shall complete all outstanding punch list items and finally complete the Work. ("Final Completion"). Upon receipt of written notice from Contractor that the Work has been completed in accordance with the specifications and is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect and the Owner _will promptly make such inspection and, when the Architect and the Owner finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents. Owner will make final payment to the Contractor 30-days after Final Completion. Contractor shall present all warranties and guaranties required under the Contract Documents to the Owner as part of the final Application for Payment, the receipt of which is a condition precedent to the Owner's obligation to make final payment.

         14.5.2 Final payment shall not become due until the Contractor has delivered to the Owner a complete release of all liens arising out of this Contract or receipts in full covering all labor, materials and equipment for which a lien could be filed, or a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including costs and reasonable attorneys' fees. Contractor's final lien waiver and affidavit of bills paid shall be in a form acceptable to the Owner and the Owner's lender. Contractor shall also secure final lien waivers and affidavits of bills paid in a form acceptable to the Owner and the Owner's lender from each Subcontractor. Sub-subcontractor, material supplier and equipment supplier of every tier at delivery of the Owner's check to the applicable Subcontractor. Sub- subcontractor, material supplier or equipment supplier.

         14.5.3 The making of final payment shall constitute a waiver of claims by the Owner except those arising from:

                  .1 liens, claims, security interests or encumbrances arising out of the Contract and unsettled;

                  .2 failure of the Work to comply with the requirements of the Contract Documents; or

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAYBE MADE BY USING AIA DOCUMENT D4O1.

This document has been approved and endorsed by The Associated General Contractors of America.

                  .3 terms of special warranties required by the Contract Documents.

         14.5.4 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE 15 PROTECTION OF PERSONS AND PROPERTY

         15.1     SAFETY PRECAUTIONS AND PROGRAMS

         The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                  .1 employees on the Work and other persons who may be affected thereby;

                  .2 the Work and materials and equipment to be incorporated therein; and

                  .3       other property at the site or adjacent thereto.

         The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons and property and their protection from damage, injury or loss. The Contractor shall promptly remedy damage and loss to property caused in whole or in part by the Contractor, a Subcontractor, a sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Subparagraphs 15.1.2 and 15.1.3, except for damage or loss attributable to acts or omissions of the Owner or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 8.13.

         15.1.1 Cooperation and Safety: Contractor's Work shall be performed in accordance with all applicable requirements of the Environmental Protection Agency. OSHA and other Federal. State and Local regulations. Owner will cooperate with Contractor in all respects and take all necessary actions to enable Contractor to meet all such requirements with respect to the Work and the Project. Owner will cooperate with Contractor to assure that all areas where the Work is being performed are closed to access by unauthorized persons. Owner shall provide adequate security, including security personnel, to prevent unauthorized entry into Contractor's Work areas. The Owner will ensure that its employees, representatives, agents and tenants will abide by all safety procedures applied by Contractor on the Project. Contractor shall provide for its Work all safety signs, direction signs and warning signs for the Project in accordance with statutory requirements. All visitors to the Work areas shall be required to comply with Contractor's safety requirements. Owner agrees that Contractor's insurers' representatives shall have the right to inspect Contractor's Work and Project without hindrance.

         15.2     HAZARDOUS MATERIALS

         15.2.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor's reasonable additional costs of shutdown, delay and start-up, which adjustments shall be accomplished as provided in Article

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         12 of this Agreement.

         15.2.3 If the Contractor becomes aware that performance of the Work under this Agreement results in any exposure to hazardous material or environmental contamination. Contractor shall notify Owner and Architect immediately.

ARTICLE 16 INSURANCE

         16.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located insurance for protection from claims under workers' compensation acts and other employee benefit acts which are applicable, claims for damages because of bodily injury, including death, and claims for damages, other than to the Work itself, to property which may arise out of or result from the Contractor's operations under the Contract, whether such operations be by the Contractor or by a Subcontractor or anyone directly or indirectly employed by any of them. This insurance shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater, and shall include contractual liability insurance applicable to the Contractor's obligations. Certificates of Insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. Each policy shall contain a provision that the policy will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. The insurance shall contain an endorsement acceptable to Owner, listing the Owner as an additional insured.

         16.2     OWNER'S LIABILITY INSURANCE

         The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -- CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia - 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         16.4     PROPERTY INSURANCE

         16.4.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance on an "all-risk" policy form, including builder's risk, in the amount of the initial Contract Sum, plus the value of subsequent modifications and cost of materials supplied and installed by others, comprising total value for the entire Project at the site on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 14.5 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 16.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and sub subcontractors in the Project.

         16.4.2 The Owner shall file a copy of each policy with the Contractor before an exposure to loss may occur. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days' prior written notice has been given to the Contractor.

         16.5     WAIVERS OF SUBROGATION

         16.5.1 The Owner and Contractor waive all rights against (i) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 11, if any, and any of their subcontractors, sub-subcontractors, agents and employees for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to Paragraph 16.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in
         Article 11, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

         16.5.2 A loss insured under the Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their sub-subcontractors in similar manner.

         16.5.3 Upon the request and at the expense of Owner. Contractor will furnish performance and payment bonds written by a corporate surety. The cost of any such bonds is not included in the bid price and shall be paid for by Owner.

ARTICLE 17 CORRECTION OF WORK

         17.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

         correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Contractor's expense.

         17.2 In addition to the Contractor's obligations under Paragraph 8.4, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Subparagraph 14.4.2, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty.

         17.3 If the Contractor fails to correct nonconforming Work within a reasonable time, the Owner may correct it in accordance with Paragraph 7.3.

         17.4 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

         17.5 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Article 17.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

ARTICLE 18 MISCELLANEOUS PROVISIONS

         18.1     ASSIGNMENT OF CONTRACT

         Neither party to the Contract shall assign the Contract without written consent of the other.

         18.2     GOVERNING LAW

         The Contract shall be governed by the law of the place where the Project is located.

         18.3     TESTS AND INSPECTIONS

         Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

         18.4     COMMENCEMENT OF STATUTORY LIMITATION PERIOD

         As between Owner and Contractor, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued:

                  .1 not later than the date of Substantial Completion for acts or failures to act occurring prior to the relevant date of Substantial Completion;

                  .2 not later than the date of issuance of the final Certificate for Payment for acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to the issuance of the final Certificate for Payment; and

                  .3 not later than the date of the relevant act or failure to act by the Contractor for acts or

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         failures to act occurring after the date of the final Certificate for Payment.

ARTICLE 19 TERMINATION OF THE CONTRACT

         19.1     TERMINATION BY THE CONTRACTOR

         If through no fault of the Contractor, the Owner fails to make payment within seven (7) days from the time payment should have been made as provided herein (except where such nonpayment is due to defective Work by Contractor or other material breach by Contractor), then Contractor may, without prejudice to any other remedy it may have, upon two (2) additional days' written notice to the Owner, stop its Work until payment of the amount owing has been received. In the event Contractor resumes its Work, the Schedule shall be equitably adjusted, and Owner shall incur no liability for such suspension. If. through no fault of the Contractor, the Contractor's Work is suspended for the more than sixty (60) days, the Contract Sum may be equitably adjusted by the amount of Contractor's reasonable costs of shutdown, delay and startup, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages applicable to the Project.

         19.2     TERMINATION BY THE OWNER

         19.2.1   The Owner may terminate the Contract if the Contractor:

                  .1 refuses or fails to supply enough properly skilled workers or proper materials;

                  .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

                  .3 disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

                  .4 otherwise is guilty of breach of a provision of the Contract Documents.

         19.2.2 When any of the above reasons exists, the Owner may, without prejudice to any other remedy the Owner may have and after giving the Contractor seven days' written notice, terminate the Contract and take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor and may finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

         19.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 19.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished. If the Contractor's Work is terminated or suspended for the convenience of the Owner or any other party, (as opposed to termination for Contractor's default), then Contractor shall be paid for all Work performed to-date. and for equipment and materials already ordered. Contractor shall not be entitled to any additional payment for claimed termination damages or costs.

         19.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 -1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia -- 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

         Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

ARTICLE 20 OTHER CONDITIONS OR PROVISIONS'

CONTRACTUAL CLARIFICATIONS:

- This Agreement is conditional upon acceptance of mutually agreed upon terms and conditions specified herein.

COMMERCIAL CLARIFICATIONS:

- This Agreement is based on a normal 40-hour week. No premium time has been included.

-        Retention to be paid within 30 days after completion of Contractor's
         Work

- Contractor will be reimbursed for material received and stored in warehouse or pre-stocked at jobsite. following receipt of lien releases in a form acceptable to Owner for the materials.

- Temporary power, lighting, heating and potable water to be provided by Owner.

- Payment due for materials stored on site or approved warehouse upon delivery of materials and lien releases in a form acceptable to Owner for the materials.

- Bid is based upon materials received and stored on site in an area adjacent to work area. No offsite warehouse has been included.

-        Insurance to be provided on Standard Accord Form.

- A clear, uninhibited entry of sufficient size to accommodate all clean room components shall be provided in close proximity to the clean room.

-        Agreement is based upon award of the complete bid package.

-        Performance and/or payment bonds are not included.

-        PCI has included daily clean-up of cleanroom construction debris.

- If the project is canceled or put on hold. PCI shall be paid in full for Work properly performed up to the day of cancellation. If the project is extended in duration for more than sixty (60) days from the original contracted schedule. PCI shall be entitled to an equitable adjustment in the Contract Time and Contract Sum.

- All materials and connections provided by Owner are to be provided in a timely manner. PCI is not responsible for coordinating Owner provided material.

SCHEDULE

- Owner and Contractor mutually agree upon the schedule set forth herein in relation to releases, durations and site conditions.

- Contractor has been afforded the opportunity to establish the activities and working time necessary to perform and complete the Work pursuant to the terms of this Agreement.

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 - 1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects, Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia - 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.

This Document includes abbreviated General Conditions and should not be used with other general conditions.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

This Agreement entered into as of the day and year first written above.

In the event Contractor is unable to finish the Work on or about the scheduled completion date through no fault of Contractor, Contractor shall be entitled to reasonable compensation for cost resulting from the delay

CHANGES:

- All changes must be agreed upon by Owner and Contractor in writing and in advance of any additional Work, modifications, or additions. The cost of any extra Work, modifications, or additions required by jobsite conditions or directed by Owner shall be added to contract price plus 10% for overhead and 5% fee. Contractor shall be entitled to payments for said Work, as directed by Owner, whether issued verbally or in writing. The jobsite representative of Owner shall have authority to authorize extra Work, modifications, or additions as outlined above, and to commit to Owner to make payment therefor.

- No charges will be made to Contractor's account for Work performed or material furnished by others, without notifying Contractor and receiving its written approval before proceeding with such Work.

OWNER (Signature)                             CONTRACTOR (Signature)
/s/ KENNETH G. HAWARI                         /s/ HARRY SCOTT
-----------------------------                 ----------------------------------
(Printed name and title)                      (Printed name and title)
Kenneth G. Hawari                             Harry Scott
Executive Vice President                      Branch Manager

[LOGO]

(C) 1997 AIA (R)

AIA DOCUMENT A107 -1997 ABBREVIATED OWNER -CONTRACTOR AGREEMENT

The American Institute of Architects 1735 New York Avenue N.W. Washington, D.C. 20006-5292

(C) 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, (C)
1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates US copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: ans cleanroom.aia - 8/25/2003. AIA License Number 1013444, which expires on 1/31/2004.